UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share *	EBIXQ*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On December 28, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of Ebix, Inc. common stock, par value $0.10 per share (“Common Stock”). Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission on February 15, 2024 to delist the Common Stock from the Nasdaq Stock Market, effective at the opening of the trading session on February 26, 2024. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “EBIXQ.”

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on December 17, 2023, Ebix, Inc. (the “Company”), and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Ebix, Inc., et al., Case No. 23-80004 (SWE). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Second Amended Plan Support Agreement

As previously disclosed, on June 12, 2024, the Debtors entered into a binding “stalking horse” Plan Support Agreement, which agreement was amended and restated on June 26, 2024 with the consortium of Eraaya Lifespaces Limited, Vikas Lifecare Limited, and Vitasta Software India Private Limited (collectively, the “Plan Sponsor”), which was further amended on July 22, 2024 (the “Second Amended Plan Support Agreement”). The Second Amended Plan Support Agreement provides for the Plan Sponsor’s support of a chapter 11 plan of reorganization in the Chapter 11 Cases (the “Reorganization Plan”) and the restructuring transaction (the “Restructuring Transaction”), pursuant to which (a) the Plan Sponsor will receive, on the Effective Date, 100% of the equity of the Debtors as reorganized pursuant to the Reorganization Plan (the “Reorganized Debtors”) in the most tax efficient manner agreed to by the Debtors and the Plan Sponsor and (b) the Plan Sponsor’s funding of the Plan with a $145 million new money investment (the “New Money Investment”), any cash on hand, and the Additional Consideration (as defined in the Second Amended Plan Support Agreement). Capitalized terms used but not otherwise defined in this “Second Amended Plan Support Agreement” section of this Current Report on Form 8-K or in another section of this Current Report on Form 8-K shall have the meanings given to them in the Second Amended Plan Support Agreement.

The Second Amended Plan Support Agreement amends certain milestones (each individually, a “Plan Support Milestone” and collectively, the “Plan Support Milestones”) which include the dates by which certain actions must be taken. The Second Amended Plan Support Agreement provides for the following (Plan Support Milestones marked with an asterisk have been satisfied):

•	$7.25 million shall have been deposited into the Deposit Escrow Account on or before June 14, 2024 (the “Initial Deposit”).*

•	An order approving the Disclosure Statement shall have been entered on or before July 30, 2024.*

•	Each of the amounts set forth below shall have been deposited into the Deposit Escrow Account on or before the corresponding date set forth below:

•	$2,500,000 on or before July 1, 2024;*

•	$12,000,000 on or before July 16, 2024;*

•	$8,000,000 on or before July 26, 2024;* and

•	$20,000,000 on or before July 29, 2024.

•	The Additional Consideration of $3.5 million shall have been deposited into the Deposit Escrow Account on or before July 29, 2024.

•	The Extended Emergence Funding Amount equal to $3 million plus the DIP Interest Amount shall have been deposited into the Deposit Escrow Account on or before July 29, 2024.

•

The Deposit Balance shall have been deposited into the Deposit Escrow Account on or before August 15, 2024; provided that this Milestone may be extended until August 31, 2024 in accordance with the Second Amended Plan Support Agreement.

•	An order confirming the Plan shall have been entered on or before August 15, 2024.

•

The Plan Effective Date shall occur on or before August 15, 2024; provided that in the event the Plan Effective Date does not occur on or before August 15, 2024, the Extended Emergence Funding Amount may be used by the Debtors in accordance with the Second Amended Plan Support Agreement; provided further that the Plan Effective Date shall occur no later than August 31, 2024.

The Second Amended Plan Support Agreement also amends the Breakup Fee payable to the Plan Sponsor in certain situations, which is an amount equal to $4,350,000, except in certain situations as set forth in the Second Amended Plan Support Agreement, in which case the fee is in the amount of $2,900,000, less the Plan Sponsor Expense Reimbursement.

Each of the Company Parties and the Plan Sponsor shall use commercially reasonable efforts to implement the Restructuring Transaction in accordance with the Plan Support Milestones, unless such Plan Support Milestones are extended or waived at any time upon mutual consent of the Company Parties and the Plan Sponsor. The Second Amended Plan Support Agreement may be terminated on the occurrence of certain events, including, among other things, the failure to meet Plan Support Milestones. Although the Company intends to pursue the Restructuring Transaction contemplated by the Second Amended Plan Support Agreement, there can be no assurance that the Company Parties will be successful in completing a restructuring or any other similar transaction on the terms set forth in the Second Amended Plan Support Agreement or at all. In addition, the Restructuring Plan contemplated by the Second Amended Plan Support Agreement is subject to approval by the Bankruptcy Court, among other conditions. Accordingly, no assurance can be given that the transactions described therein will be consummated on the expected terms, if at all.

The foregoing description of the Second Amended Plan Support Agreement remains subject to approval by the Bankruptcy Court, is not complete, and is qualified in its entirety by reference to the Second Amended Plan Support Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is hereby incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Second Amended Joint Chapter 11 Plan

On June 26, 2024, the Debtors filed the First Amended Joint Chapter 11 Plan of Ebix, Inc. and its Debtor Affiliates amending the Joint Chapter 11 Plan of Ebix, Inc. and its Debtor Affiliates filed on March 22, 2024 and a related proposed amended Disclosure Statement with the Bankruptcy Court. On July 28, 2024, the Debtors filed the Second Amended Joint Chapter 11 Plan of Ebix, Inc. and its Debtor Affiliates (the “Second Amended Plan”). Capitalized terms used but not otherwise defined in this “Second Amended Joint Chapter 11 Plan” section of this Current Report on Form 8-K or in another section of this Current Report on Form 8-K shall have the meanings given to them in the Second Amended Plan.

The Second Amended Plan describes, among other things, the method of implementation of the Restructuring Transactions or, in the event the Restructuring Transactions cannot be consummated, sales of the Debtors assets, and the result if the Second Amended Plan is confirmed by the Bankruptcy Court on holders of Claims and Interests in the Debtors, including certain release and injunction provisions. The Second Amended Plan incorporates the terms of the Global Settlement, pursuant to which:

•	The Creditors’ Committee supports the Second Amended Plan, including but not limited to the release and exculpation provisions set forth in Article VIII thereof.

•

The Plan Sponsor shall fund the New Money Investment (inclusive of the Plan Sponsor Deposit) in the amount of no less than $145 million. Holders of the Prepetition Secured Lender Claims shall receive Pro Rata distribution of the net proceeds from the New Money Investment, and the Holders of Allowed Non Lender GUC Claims shall not participate in any distributions from such proceeds of the Reorganization Transactions.

•

Separate from the New Money Investment, the Plan Sponsor shall fund $3.5 million, which shall be contributed to the GUC Recovery Pool and be distributed only to the Holders of Allowed Non Lender GUC Claims. Holders of the Prepetition Secured Lender Claims shall not participate in any distribution from the GUC Recovery Pool.

•

The Debtors shall assign to the Prepetition Agent for the benefit of the Prepetition Secured Lenders the Assigned Causes of Action. The Debtors shall execute any documentation reasonably necessary to assign standing to prosecute, together with all rights, title, and interest in/to, the Assigned Causes of Action to the Prepetition Agent on or before the Effective Date or August 31, 2024, whichever is sooner. Any and all proceeds from the Assigned Causes of Action shall be distributed solely to the Prepetition Secured Lender Parties, and the Holders of Allowed Non Lender GUC Claims shall not participate in any distributions from proceeds of the Assigned Causes of Action. The Creditors’ Committee (on behalf of all holders of the Non-Lender GUC Claims) and the Plan Sponsor agree to and support this assignment.

•

The Debtors release any Debtor Cause of Action against Holders of Allowed Non-Lender GUC Claims who vote in favor of the Plan and waive any distribution under the Plan; provided, that the foregoing release shall not be available to the Non-Released Parties.

•	The Global Settlement is subject to satisfaction of all the conditions above and consummation of the Reorganization Transactions.

The Second Amended Plan also incorporates the terms of the Second Amended Plan Support Agreement, including with respect to the Debtors’ access to the Extended Emergence Funding Amount. The Second Amended Plan also includes certain other modifications, including: (a) to the definition of Releasing Party; (b) to the Debtors’ ability to close the Chapter 11 Cases other than of the Company for administrative purposes following entry of the Confirmation Order, and (c) to certain terms related to the Litigation Trust which may be created pursuant to the Second Amended Plan.

Although the Debtors intend to pursue the transactions in accordance with the terms set forth in the Second Amended Plan, there can be no assurance that the Second Amended Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the transactions or any other similar transaction on the terms set forth in the Second Amended Plan, on different terms or at all. In addition, the transactions are subject to approval by the Bankruptcy Court, among other conditions. Accordingly, no assurance can be given that the transactions described in the Second Amended Plan will be consummated on the expected terms, if at all.

On June 27, 2024, the Bankruptcy Court issued an order, Order (I) Approving The Adequacy Of The Disclosure Statement, (II) Approving The Forms Of Ballots And Notices In Connection With Confirmation Of The Plan, (III) Scheduling Certain Dates With Respect Thereto, And (Iv) Granting Related Relief [Docket No. 696] (the “Solicitation Order”), approving the Amended Disclosure Statement as providing adequate information as required by the Bankruptcy Code, and authorizing the solicitation of votes on and issuance of notices to non-voting parties with respect to the Amended Plan. Neither the Debtors’ filing of the Second Amended Plan, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Second Amended Plan. Any such solicitation will be made pursuant to and in accordance with the solicitation and voting procedures approved by the Bankruptcy Court and applicable law, including the Solicitation Order.

Information contained in the Second Amended Plan is subject to change, whether as a result of amendments or supplements to the Second Amended Plan, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein. The Second Amended Plan, and any further amendments or supplements, are available for review and free of charge online at https://omniagentsolutions.com/Ebix.

A copy of the Second Amended Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description of the Second Amended Plan is a summary only and is qualified in its entirety by reference to the full text of the Second Amended Plan.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Cautionary Statements Regarding Trading in the Company’s Securities.

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The terms of the Second Amended Plan provide that holders of the Company’s common stock will not receive any recovery on account of those shares upon the consummation of the Transactions contemplated by the Second Amended Plan.

Forward Looking Statements

This Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Statements in this Form 8-K that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding Chapter 11 Cases, the Second Amended Plan Support Agreement, the Company’s ability to consummate and complete the Second Amended Plan and continue operating in the ordinary course while the Chapter 11 Cases are pending, the Company’s expected position upon emergence from bankruptcy, the Company’s expected profitability and liquidity and the Company’s preliminary results. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, Such risks and uncertainties include, but are not limited to, risk and uncertainties relating to the Debtors’ continued operation of the business as “debtors-in-possession” the possibility that the Company may not be able to complete a reorganization or sale of all or a portion of the Company’s assets on favorable terms, or at all; the effects of the Chapter 11 Cases, including the increased legal and other professional costs necessary to execute the Chapter 11 Cases, the impact on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the

Chapter 11 cases on the interests of various constituents and financial stakeholders; the length of time at the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; the Company’s ability to satisfy the conditions and Plan Support Milestones set forth in the Second Amended Plan Support Agreement; the trading price and volatility of the Company’s common stock; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees, and other third parties and regulatory authorities as a result of the Chapter 11 Cases; and the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s current and future reports filed with the Securities and Exchange Commission (the “SEC”). These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1*	Seconded Amended Plan Support Agreement, dated July 22, 2024, by and among Ebix, Inc., Vertex, Inc., P.B. Systems, Inc., Ebix Consulting, Inc., Ebix US, LLC, Facts Services, Inc., Doctors Exchange, Inc., Ebix International LLC, Agency Solutions.com, LLC d/b/a Health Connect LLC, ConfirmNet Corporation, A.D.A.M., Inc., Ebix Latin America, LLC, and the consortium of Eraaya Lifespaces Limited, Vikas Lifecare Limited and Vitasta Software India Private Limited and/or one or more of their designees

99.1	Second Amended Joint Chapter 11 Plan of Ebix, Inc. and its Debtor Affiliates

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2024

EBIX, INC.

By:	/s/ Amit Kumar Grag
Name:	Amit Kumar Garg
Title:	Chief Financial Officer